Post Employment Benefits - Additional Information (Detail)	12 Months Ended
Dec. 31, 2020 EUR (€) yr
Disclosure of net defined benefit liability (asset) [abstract]
Employee contributions | €	€ 0
Mortality rate for men | yr	5
Mortality rate for women | yr	5
Actuarial assumption of withdrawal rate each year	15.00%
Actuarial assumption of retirement age	65 years
Yearly inflation rate	1.80%
Actuarial assumption of yearly salary raise above inflation	1.50%
Actuarial assumption of yearly discount rates	1.20%
Percentage of reasonably possible increase decrease in actuarial assumption description	If the discount rate would decrease by 0.5% then, the defined benefit obligation would increase by 7.22%. If the discount rate would increase by 0.5% then the defined benefit obligation would decrease by 6.13%.
Expected contributions to pension benefit plans | €	€ 200,000
Percentage of plan assets invested in insurance product	100.00%